SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 12, 2002
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                                  CACHE, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                   0-10345
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                          (COMMISSION FILE NUMBER)


            FLORIDA                                         59-1588181
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    (STATE OR OTHER JURISDICTION			(I.R.S. EMPLOYER
	   OF INCORPORATION)			     IDENTIFICATION NUMBER)




	     1460 BROADWAY
           NEW YORK, NEW YORK                                10036
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        (ADDRESS OF PRINCIPAL                             (ZIP CODE)
          EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 575-3200
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 4.     CHANGE TO REGISTRANT'S CERTIFYING ACCOUNTANTS

     The Board of Directors of Cache, Inc. (the "Company"), upon recommendation of its Audit Committee, has ended the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, effective June 12, 2002, and has authorized the engagement of KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 28, 2002. Arthur Andersen no longer provides service as the Company's principal independent auditor. Arthur Andersen's report on the Company's 2001 financial statements was issued on February 1, 2002, for the fiscal year ended December 29, 2001.

     During the Company's two most recent fiscal years ended December 30, 2000 and December 29, 2001, and the subsequent interim period through June 12, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     The audit reports of Arthur Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 30, 2000 and December 29, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 12, 2002 stating that it has found no basis for disagreement with such statements.

     None of the reportable events described under Item 304(a) (1) (v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through June 12, 2002.

     During the Company's most recent fiscal years ended December 29, 2001, and the subsequent interim period through June 12, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304 (a) (2)
(i) and (ii) of Regulation S-K.


     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits

16.1 Letter of Arthur Andersen LLP dated June 12, 2002 regarding change in certifying accountant.

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1394, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CACHE, INC.
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                                               (Registrant)



June 17, 2002


                                               By:     /s/ Victor J. Coster
                                               -------------------------------
                                               Name:   Victor J. Coster
                                               Title:  Treasurer and Principal
                                                       Accounting Officer

























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EXHIBIT 16.1

June 12, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sir/Madam:


The representations made in this letter are based solely on discussions with and representations from the engagement partner on the audits of the financial statements of this registrant for the two most recent fiscal years. This individual is no longer with Arthur Andersen LLP. We have read the first six paragraphs of Item 4 included in the Form 8-K dated June 12, 2002 of Cache, Inc. to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.


Very truly yours,


/s/ Arthur Andersen  LLP



Copy to:
Mr. Brian Woolf
Chairman and Chief Executive Officer
Cache, Inc.



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